UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2011

BROADRIDGE FINANCIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

1981 Marcus Avenue

Lake Success, New York 11042

(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 472-5400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 22, 2011, Arthur F. Weinbach notified the Board of Directors of Broadridge Financial Solutions, Inc. (the “Company”) that he will retire from the Company’s Board of Directors after the Company’s 2011 annual meeting of stockholders. Mr. Weinbach will not stand for re-election to the Company’s 2011 annual meeting of stockholders. Mr. Weinbach served as Executive Chairman of the Company’s Board of Directors from the Company’s spin-off from Automatic Data Processing, Inc. until July 2010, and has since served as the Company’s Chairman of the Board.

A copy of the press release announcing Mr. Weinbach’s retirement is being furnished as Exhibit 99.1 attached hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Press release dated August 23, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 24, 2011

BROADRIDGE FINANCIAL SOLUTIONS, INC.

By:	/s/ Adam D. Amsterdam

Name: Adam D. Amsterdam
Title: Vice President, General Counsel and Secretary